Filed Pursuant to Rule 497(e)
1933 Act File No. 333-205411
1940 Act File No. 811-23063

HORIZON FUNDS

Horizon Active Asset Allocation Fund (the "Fund")
Supplement dated May 24, 2021
to the Prospectus and Summary Prospectus dated March 30, 2021

This supplement makes the following amendments to disclosures in the Fund’s Prospectus and Summary Prospectus:

The Fund’s Prospectus and Summary Prospectus, each dated March 30, 2021, incorrectly identified Mr. Ronald Saba as a co-portfolio manager of the Fund, and inadvertently omitted Mike Dickson, Ph.D. as a co-portfolio manager of the Fund. Accordingly, the following disclosures are hereby revised to correctly reflect the Fund’s portfolio managers:

The disclosure under the Summary Section titled “Portfolio Manager” on page 6 of the Prospectus and page 7 of the Summary Prospectus is hereby replaced with the following:

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Investments of Horizon, and Zachary F. Hill, CFA, Global Macro Strategist, share responsibility for the day-to-day management of the Allocation Fund as Co-Portfolio Managers. Mr. Ladner has been a Co-Portfolio Manager of the Allocation Fund since 2018. Dr. Dickson and Mr. Hill have been Co-Portfolio Managers of the Allocation Fund since 2020.

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Please retain this supplement for your reference.